Exhibit 99.1

RenaissanceRe Announces $250 Million Public Offering of Depositary Shares Representing

5.75% Series F Preference Shares

PEMBROKE, Bermuda, June 11, 2018 — RenaissanceRe Holdings Ltd. (NYSE:RNR) announced today it has agreed to sell in an underwritten public offering 10,000,000 Depositary Shares, each of which represents a 1/1,000th interest in a share of its 5.75% Series F Preference Shares, $1.00 par value and $25,000 liquidation preference per share (equivalent to $25 per Depositary Share). The public offering price is $25 per Depositary Share for an aggregate public offering price of $250 million. RenaissanceRe currently expects to consummate the sale to the underwriters on June 18, 2018, subject to customary closing conditions. RenaissanceRe anticipates using the net proceeds from the offering for general corporate purposes. RenaissanceRe intends to have the Depositary Shares listed on the New York Stock Exchange under the symbol “RNRPRF.”

BofA Merrill Lynch, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC are serving as joint book-running managers for the offering. A shelf registration statement relating to the offering was originally filed with the U.S. Securities and Exchange Commission on August 3, 2017 and was effective upon filing. The offering will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective shelf registration statement.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state. The offering may be made only by means of a preliminary prospectus supplement and accompanying prospectus. Copies of the preliminary prospectus, the final prospectus, when available, and the accompanying prospectus relating to the offering may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: Prospectus Department, 200 North College Street, NY1-050-12-01, Charlotte, North Carolina 28255, Telephone: toll-free: 1-800-294-1322, E-mail: dg.prospectus_requests@baml.com; Morgan Stanley & Co. LLC, Attention: Investment Banking Division, 1585 Broadway, 29th Floor, New York, New York 10036, Facsimile: (212) 507-8999; UBS Securities LLC, Attention: Fixed Income Syndicate, 1285 Avenue of the Americas, New York, New York 10019, Facsimile: 203-719-0495; or Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, Facsimile: 704-410-0326.

This press release does not constitute a notice of redemption or an obligation to issue a notice of redemption.

About RenaissanceRe

RenaissanceRe is a global provider of reinsurance and insurance that specializes in matching well-structured risks with efficient sources of capital. The Company provides property, casualty and specialty reinsurance and certain insurance solutions to customers, principally through intermediaries. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, Switzerland, the United Kingdom and the United States.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this Press Release reflect RenaissanceRe’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous factors that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements, including the following: the frequency and severity of catastrophic and other events that the Company covers; the effectiveness of the Company’s claims and claim expense reserving process; the Company’s ability to maintain its financial strength ratings; the effect of climate change on the Company’s business; collection on claimed retrocessional coverage, and new retrocessional reinsurance being available on acceptable terms and providing the coverage that we intended to obtain; the effects of U.S. tax reform legislation and possible future tax reform legislation and regulations, including changes to the tax treatment of the Company’s shareholders or investors in the Company’s joint ventures or other entities the Company manages; the effect of emerging claims and coverage issues; soft reinsurance underwriting market conditions; the Company’s reliance on a small and decreasing number of reinsurance brokers and other distribution services for the preponderance of its revenue; the Company’s exposure to credit loss from counterparties in the normal course of business; the effect of continued challenging economic conditions throughout the world; a contention by the Internal Revenue Service that Renaissance Reinsurance Ltd., or any of the Company’s other Bermuda subsidiaries, is subject to taxation in the U.S.; the success of any of the Company’s strategic investments or acquisitions, including the Company’s ability to manage its operations as its product and geographical diversity increases; the Company’s ability to retain key senior officers and to attract or retain the executives and employees necessary to manage its business; the performance of the Company’s investment portfolio; losses that the Company could face from terrorism, political unrest or war; the effect of cybersecurity risks, including technology breaches or failure on the Company’s business; the Company’s ability to successfully implement its business strategies and initiatives; the Company’s ability to determine the impairments taken on investments; the effect of inflation; the ability of the Company’s ceding companies and delegated authority counterparties to accurately assess the risks they underwrite; the effect of operational risks, including system or human failures; the Company’s ability to effectively manage capital on behalf of investors in joint ventures or other entities it manages; foreign currency exchange rate fluctuations; the Company’s ability to raise capital if necessary; the Company’s ability to comply with covenants in its debt agreements; changes to the regulatory systems under which the Company operates, including as a result of increased global regulation of the insurance and reinsurance industry; changes in Bermuda laws and regulations and the political environment in Bermuda; the Company’s dependence on the ability of its operating subsidiaries to declare and pay dividends; aspects of the Company’s corporate structure that may discourage third-party takeovers or other transactions; the cyclical nature of the reinsurance and insurance industries; adverse legislative developments that reduce the size of the private markets the Company serves or impede their future growth; consolidation of competitors, customers and insurance and reinsurance brokers; the effect on the Company’s business of the highly competitive nature of its industry, including the effect of new entrants to, competing products for and consolidation in the (re)insurance industry; other political, regulatory or industry initiatives adversely impacting the Company; increasing barriers to free trade and the free flow of capital; international restrictions on the writing of reinsurance by foreign companies and government intervention in the natural catastrophe market; the effect of Organisation for Economic Co-operation and Development or European Union (“EU”) measures to increase the Company’s taxes and reporting requirements; the effect of the vote by the U.K. to leave the EU; changes in regulatory regimes and accounting rules that may impact financial results irrespective of business operations; the Company’s need to make many estimates and judgments in the preparation of its financial statements; and other factors affecting future results disclosed in RenaissanceRe’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

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Investor Contact:

RenaissanceRe Holdings Ltd.

Keith McCue

Senior Vice President, Finance & Investor Relations

441-239-4830

Media Contacts:

Kekst and Company

Peter Hill or Dawn Dover, 212-521-4800